Investor Presentation – September 2017 MYERS INDUSTRIES, INC. Exhibit 99.1

FORWARD
LOOKING
STATEMENTS
Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be
"forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current indicators
and expectations.  Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we
"believe," "expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable.  We do not guarantee that the transactions and events described will happen as described
(or that they will happen at all).  You should review this presentation with the understanding that actual future results may be
materially
different from what we expect.  Many of the factors that will determine these results are beyond our ability to control or predict.  You are cautioned not to put undue reliance on any forward-looking statement.  We do not intend, and undertake no obligation, to update these forward-looking statements.  These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements.  Such risks include:
(1)
Changes in the markets for the Company’s business segments
(2)
Changes in trends and demands in the markets in which the Company competes
(3)
Unanticipated downturn in business relationships with customers or their purchases
(4)
Competitive pressures on sales and pricing
(5)
Raw material availability, increases in raw material costs, or other production costs
(6)
Harsh weather conditions
(7)
Future economic and financial conditions in the United States and around the world
(8)
Inability of the Company to meet future capital requirements
(9)
Claims, litigation and regulatory actions against the Company
(10) Changes in laws and regulations affecting the Company
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersindustries.com and at the SEC.gov web
site.

»
New management team executing a solid plan
»
Clear strategy to drive shareholder value
»
Safety and efficiency in everything we do
»
Niche market focus
»
Flexible operations
»
Strong cash flow growth
»
Act like owners
»
Diverse end markets present long-term opportunities
»
Compelling financial objectives
»
Strong control environment and corporate governance best practices
KEY
INVESTMENT
CONSIDERATIONS

MYERS
OVERVIEW

1
Reflects continuing operations. See appendix for non-GAAP reconciliations.
4
SALES
OPERATING MARGIN
ADJUSTED
OPERATING MARGIN
29%
13%
16%
12%
30%
$558M
5.2%
2.9%
MATERIAL HANDLING
Industry leading
manufacturer of
polymer material
handling and
storage products
Industry leading
distributor of tire
repair and retread
products
2016
FINANCIAL
METRICS
1
2016 SALES
PRODUCT
PORTFOLIO
Industrial
Food & Beverage
Vehicle
Consumer
Auto Aftermarket
DISTRIBUTION
BY
END
MARKET

BALANCE
SHEET
& CASH
FLOW
Net Debt ($M) and Net Debt to Adj. EBITDA
1
»
Implementing asset-light and lean operations
»
Disciplined approach to working capital and
capex spending driving strong cash flow
generation
»
Capital allocation prioritized toward debt pay-
down
»
Long-term, continued improvement will support
both organic and inorganic growth investments
FCF ($M) and FCF as a % of Sales
1
TARGET
<9%
Working Capital as a % of TTM Sales
TARGET
<2X
1
Reflects continuing operations. See appendix for non-GAAP reconciliations.
TARGET
>7%
$27.6
$25.6
$21.2
$21.3
4%
4%
4%
7%
2014
2015
2016
YTD June 2017
9.3%
11.1%
9.1%
8.1%
7.8%
8.0%
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
$212.9
$210.9
$192.4
$181.6
$172.2
$165.4
2.9x
3.1x
2.9x
2.9x
2.9x
2.9x
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17

MATERIAL
HANDLING
OVERVIEW
6
2016
FINANCIAL
METRICS
1
1
Reflects continuing operations. See appendix for non-GAAP reconciliations.
6
2016 SALES
PRODUCT
PORTFOLIO
SALES
OPERATING MARGIN
ADJUSTED
OPERATING MARGIN
Industrial
Food & Beverage
Vehicle
Consumer
$388M
9.9%
7.6%
Industry leading manufacturer of polymer
material handling and storage products
Portable fuel
Containers
RV/Marine
Fuel Tanks
Collapsible Bulk
Containers
Beverage
Crates
Platform
Trucks
Cabinets, bin racks,
shelving & panels
Intermediate bulk
containers
42%
18%
22%
18%
BY
END
MARKET

100%
DISTRIBUTION
OVERVIEW
7
1
Reflects continuing operations. See appendix for non-GAAP reconciliations.
7
SALES
$171M
7.5%
Tire Changing
Equipment
Tire Changing
Equipment
Inventory
Management Systems
Industry leading distributor of
tire repair and retread products
2016
FINANCIAL
METRICS
1
2016 SALES
PRODUCT
PORTFOLIO
Auto Aftermarket
OPERATING MARGIN
Tire Repair Patches
Tire Repair Plugs
BY
END
MARKET

MARKET
INDICATORS
8
US OUTDOOR
POWER
EQUIPMENT
SHIPMENTS
(MILLIONS
OF
UNITS)
US NET
FARM
INCOME
($B)
TIRE
DEMAND
INDEX
1
RV SHIPMENTS
(THOUSANDS
OF
UNITS)
(1)
An index reading above 50 implies that the broader market expanded on a YOY basis, while a reading below 50 indicates that unit demand contracted across the industry.

STRATEGIC
VISION

Safety and Efficiency in Everything We Do
Act Like Owners
Niche Market Focus
•
#1 or #2 in each served market
•
Strong brands
•
Customer intimacy
Flexible Operations
•
Simplify
•
80/20 and lean
•
Process focus; value-add only
Strong Cash Flow Growth

BUSINESS
MODEL

»Build sustainable
competitive
advantages
Niche Market Focus
»
Step 1: Market segmentation
»
Step 2: Sell more of existing products
»
Step 3: Innovate to expand share
Flexible Operations
»
Step 1: Simplify and focus
»
Step 2: Restructure
»
Step 3: Lean implementation
Strong Cash Flow Growth
»
Incentivize cash flow improvement
»
Asset light operations
»
Acquisition strategy focused on higher cash flow
targets
Improve existing
cash flow
Deliver above
market returns

2017 –
2018 INITIATIVES

•
Sales force effectiveness
-
MTS sales process and
pricing process
•
Innovation
-
Scepter new product
launch
•
Reduce Material
Handling ops footprint
•
Continue 80/20 & lean
implementation
•
Focus on debt repayment
•
Early stages of acquisition
funnel
•
High cash flow/asset light
businesses
Niche Market Focus
Flexible Operations
Strong Cash Flow
Growth

HOW
WE
WIN: NICHE
MARKET
GROWTH
STRATEGY
12
Niche Market
Focus
Define the market segment
Orient the organization
Penetrate the market segment with existing products
Innovate
Expand
Invested in market research in all 5 key end markets in 2016
Established 7 dedicated cross functional teams in 2016
Investing in systems and pricing tools in 2017
Investing in R&D at Scepter; other companies to follow
Find next market segment to expand safety and efficiency offering

HOW
WE
WIN: CHANGING
THE
OPERATING
MODEL
13
»
Investing
$10M to reduce the operating footprint
»
Annual savings of approximately $10M
»
Material Handling
»
Consolidation of factory footprint across several businesses
»
Strategic sourcing partners to produce certain volume
»
Focus in-house on high value products
»
Complete by Q4 2017
»
Myers Industries corporate
»
Reduced headcount by 15% -
completed in Q4 2016
»
Amended and extended loan agreement
»
Similar terms to prior agreement with 3 year extension
»
Filling M&A pipeline
»
Market segments less than $1B
»
Low exposure to customer capital spending
»
Asset light business model
Flexible
Operations
Strong Cash
Flow Growth

14
LONG-TERM
FINANCIAL
TARGETS
KEY
METRICS
2016
1
2018
2020
Adj. Op Inc.
Margin
5%
>8%
>10%
Free Cash Flow/Sales
4%
>7%
>9%
Working
Capital/Sales
8%
<9%
<9%
Adjusted EBITDA
$64M
>$70M
>$80M
Net Debt to Adj.
EBITDA
2.9
<2.0
<2.0

1
Reflects actual results of continuing operations. See appendix for non-GAAP reconciliations.  Reconciliations not provided for 2018 and 2020 since metrics reflect targets.

»
New management team executing a solid plan
»
Clear strategy to drive shareholder value
»
Safety and efficiency in everything we do
»
Niche market focus
»
Flexible operations
»
Strong cash flow growth
»
Act like owners
»
Diverse end markets present long-term opportunities
»
Compelling financial objectives
»
Strong control environment and corporate governance best practices
KEY
INVESTMENT
CONSIDERATIONS

APPENDIX

RECONCILIATION
OF
NON-GAAP MEASURES
MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)
(Dollars in thousands, except per share data)
Note
on
Reconciliation
of
Income
and
Earnings
Data:
Income
(loss)
excluding
the
items
above
in
the
text
of
this
presentation
and
in
this
reconciliation
chart
is
a
non-GAAP
financial
measure
that
Myers
Industries,
Inc.
calculates
according
to
the
schedule
above
using
GAAP
amounts
from
the
unaudited
Condensed
Consolidated
Statement
of
Operations.
The
Company
believes
that
the
excluded
items
are
not
primarily
related
to
core
operational
activities.
The
Company
believes
that
income
(loss)
excluding
items
that
are
not
primarily
related
to
core
operating
activities
is
generally
viewed
as
providing
useful
information
regarding
a
company's
operating
profitability.
Management
uses
income
(loss)
excluding
these
items
as
well
as
other
financial
measures
in
connection
with
its
decision-making
activities.
Income
(loss)
excluding
these
items
should
not
be
considered
in
isolation
or
as
a
substitute
for
income
(loss)
prepared
in
accordance
with
GAAP.
The
Company's
method
for
calculating
income
(loss)
excluding
these
items
may
not
be
comparable
to
methods
used
by
other
companies.
*Income taxes are calculated using the normalized effective tax rate for each year. The normalized rate used in 2016 is 37.5% and the normalized rate used in 2015 is 36%.
2016
2015
2016
2015
Material Handling
Operating income as reported
3,431
$
8,140
$
29,583
$
49,762
$
Litigation reserve reversal
-

-

-

(3,010)

Asset impairments
-

-

9,874

-

Reduction to contingent liability
-

(2,335)

Restructuring expenses and other adjustments
810

1,535

1,102

3,285

Operating income as adjusted
4,241

9,675

38,224

50,037

Distribution
Operating income as reported
3,031

2,557

12,834

16,114

Restructuring expenses and other adjustments
-

312

-

507

Operating income as adjusted
3,031

2,869

12,834

16,621

Corporate Expense
Corporate expense as reported
(5,575)

(8,873)

(26,249)

(35,015)

CFO severance related costs
-

-

2,011

-

Environmental reserve
-

200

2,155

1,466

Professional, legal fees and other adjustments
186

859

186

3,364

Corporate expense as adjusted
(5,389)

(7,814)

(21,897)

(30,185)

Continuing Operations
Operating income as reported
887

1,824

16,168

30,861

Total of all adjustments above
996

2,906

12,993

5,612

Operating income as adjusted
1,883

4,730

29,161

36,473

Interest expense, net
(2,086)

(2,100)

(8,173)

(8,999)

Income (loss) before taxes as adjusted
(203)

2,630

20,988

27,474

Income tax expense*
76

(939)

(7,871)

(9,808)

Income (loss) from continuing operations as adjusted
(127)
$
1,691
$
13,117
$
17,666
$
Adjusted earnings (loss) per diluted share from continuing operations
(0.00)
$
0.06
$
0.44
$
0.57
$
Quarter Ended December 31,
Year Ended December 31,

RECONCILIATION
OF
NON-GAAP MEASURES
MYERS INDUSTRIES, INC.
RECONCILIATION OF FREE CASH FLOW TO GAAP NET CASH
PROVIDED
BY
(USED
FOR)
OPERATING
ACTIVITIES
-
CONTINUING
OPERATIONS (UNAUDITED)
(Dollars in thousands)
YTD June
2014
2015
2016
2017
Net cash provided by (used for) operating
activities -
continuing operations
51,757
$
49,354
$
33,721
$
23,634
$
Less capital expenditures
24,170
23,727
12,523
2,345
Free cash flow
27,587
$
25,627
$
21,198
$
21,289
$
For the Year Ended December 31,

RECONCILIATION
OF
NON-GAAP MEASURES
`
30-Jun-15
30-Sep-15
31-Dec-15
31-Mar-16
30-Jun-16
30-Sep-16
31-Dec-16
31-Mar-17
30-Jun-17
Net Income as Reported Continuing Operations
10,925
$
631
$
(125)
$
(3,336)
$
5,684
$
424
$
(1,247)
$
3,128
$
2,012
$
Add: tax expense
6,350
218
(151)
2,446
3,429
547
48
2,255
1,783
Add: net interest expense
2,467
1,730
2,100
2,019
2,053
2,015
2,086
1,975
1,785
Add: depreciation
6,801
5,926
5,496
6,000
6,283
6,182
6,142
6,700
6,984
Add: amortization
2,641
2,575
2,413
2,499
2,482
2,447
2,430
2,436
2,136
EBITDA
29,184
11,080
9,733
9,628
19,931
11,615
9,459
16,494
14,700
Add: one-time unusual charges
(2,561)
3,317
2,906
10,556
544
897
996
42
2,998
EBITDA as Adjusted
26,623
$
14,397
$
12,639
$
20,184
$
20,475
$
12,512
$
10,455
$
16,536
$
17,698
$
TTM EBITDA as Adjusted
73,843
$
67,695
$
65,810
$
63,626
$
59,978
$
57,201
$
Total Debt
218,471
$
217,440
$
197,930
$
189,522
$
179,571
$
170,114
$
Less Cash
5,601
6,499
5,538
7,888
7,325
4,673
Net Debt
212,870
$
210,941
$
192,392
$
181,634
$
172,246
$
165,441
$
Net Debt to TTM Adj. EBITDA
2.9
3.1
2.9
2.9
2.9
2.9
Quarter
Ended